Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)

U.S. BANK TRUST NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)

41-1973763
(I.R.S. Employer Identification No.)

300 East Delaware Avenue, 8th Floor
Wilmington, Delaware	19809
(Address of principal executive offices)	(Zip Code)

Ignazio Tamburello
U.S. Bank Trust National Association
100 Wall Street, Suite 1600
New York, NY 10005
Telephone (212) 361-2505
(Name, address and telephone number of agent for service)

Public Service Company of Colorado
(Exact name of Registrant as specified in its charter)

Colorado	84-0296600
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1225 17th Street
Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

7.875% First Mortgage Bonds, Collateral Series J due 2012
(Title of the Indenture Securities)

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.

	a)	Name and address of each examining or supervising authority to which it is subject.
Comptroller of the Currency
Washington, D.C.

	b)	Whether it is authorized to exercise corporate trust powers.
Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
None

Items 3-15		The Trustee is a Trustee under other Indentures under which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indentures.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

	1.	A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

	2.	A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

	3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

	4.	A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-84320.

	5.	Not applicable.

	6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

	7.	Report of Condition of the Trustee as of June 30, 2002, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

	8.	Not applicable.

	9.	Not applicable.

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SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 17th day of December, 2002.

U.S. BANK TRUST NATIONAL ASSOCIATION

By:	/s/ Ignazio Tamburello
Assistant Vice President

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Exhibit 7

U.S. Bank Trust National Association
Statement of Financial Condition
As of 9/30/2002

($000’s)

9/30/2002

Assets
Cash and Due From Depository Institutions	$75,798
Fixed Assets	715
Intangible Assets	44,707
Other Assets	14,804

Total Assets	$135,304
Liabilities
Other Liabilities	$10,744

Total Liabilities	$10,744
Equity
Common and Preferred Stock	$1,000
Surplus	125,932
Undivided Profits	(2,372)

Total Equity Capital	$124,560
Total Liabilities and Equity Capital	$135,304

To the best of the undersigned’s determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By:	/s/ Marlene J. Fahey
Vice President
Date:	December 17, 2002

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